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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 31, 1997
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                                THE GEON COMPANY
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               (Exact name of registrant as specified in charter)



   Delaware                      1-11804                        34-1730488
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(State or other                      (Commission                   (IRS Employer
jurisdiction of                     File Number)           Identification No.)
incorporation)



                  One Geon Center, Avon Lake, Ohio       44012
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            (Address of principal executive offices)     (Zip Code)


         Registrant's telephone number, including area code 440-930-1001
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 2.  Acquisition or Disposition of Assets
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The Geon Company announced on October 31, 1997 that, pursuant to a previously announced tender offer, it has taken up and paid for 100% of the voting Common shares, acquired from 123124 Canada Inc., and more than 95 percent of the outstanding Class A non-voting shares, acquired from public shareholders, of Synergistics Industries Limited of Mississauga, Ontario, Canada. The price for the shares, which was determined by arms-length negotiations, was $22.00 (Cdn) per share, for all 5.3 million Class A and common shares outstanding.

Synergistics Industries Limited manufactures a broad line of plastic compounds and raw materials in the form of pellets, powder and liquid plasticizer. The Geon Company does not presently intend to devote the assets to another use.

The source of funds for the acquisition is a borrowing under a $135 million
(Cdn) committed tender facility arranged with CIBC, a Canadian chartered bank. The loan was made in the ordinary course of business.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)      Financial Statements of the Business Acquired

         Audited financial statements for the year ended December 31, 1996 and unaudited financial statements for the nine months ended September 30, 1997 for Synergistics Industries Limited will be filed not later than 75 days following the closing of the transaction.

(b)      Pro Forma Financial Information

         Pro forma financial statements of the Registrant showing the effect of the acquisition of Synergistics Industries Limited will be filed not later than 75 days following the closing of the transaction.

(c)      Exhibits

         Exhibit 99.1 Press Release of October 31, 1997 that Geon announced that it has acquired Synergistics Industries.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE GEON COMPANY





                                            By /s/ Gregory L. Rutman
                                            ------------------------
                                               Gregory L. Rutman
                                                   Secretary



Dated November 13, 1997